Components of Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating losses	$ 4,194,990	$ 18,229,887
Depreciation and amortization		162,344
Depreciation and amortization	(182,903)
Allowance for doubtful accounts	6,324	2,035
Accrued vacation	112,892	85,081
Accrued personal property tax	4,083	4,048
Other	1,652	171
Total deferred tax assets	4,137,036	18,483,566
Less: Valuation allowance	(4,137,036)	(18,483,566)
Net deferred tax assets	$ 0	$ 0